SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2009 Date of Report (Date of earliest event reported)

New Energy Technologies, Inc. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)

333-127953
(Commission File Number)

59-3509694
(I.R.S. Employer Identification No.)

3905 National Drive
Suite 110
Burtonsville, Maryland 20866
(\Address of principal executive offices)

1050 Connecticut Avenue, NW
Washington, DC 20036
(Former Address of principal executive offices)

(800) 213-0689 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1. Registrant’s Business and Operations

SECTION 2. Financial Information

None

SECTION 3. Securities and Trading Markets

None

SECTION 4. Matters Related to Accountants and Financial Statements

None

SECTION 5. Corporate Governance and Management

N/A

SECTION 6. [Reserved]

N/A.

SECTION 7. Regulation FD

Item 7.01 Regulation FD Disclosure

     Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

     Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

     On June 1, 2009 the Company issued a press release announcing that the Company has now filed nine new patent applications with the United States Patent and Trademark Office (USPTO) in order protect novel features of its recently prototyped MotionPower™ technology for generating electricity from the kinetic energy of moving vehicles. This news release is attached as Exhibit 99.1 to this Form 8-K.

     On June 8, 2009 the Company issued a press release announcing that the Company is immediately expanding its product range of MotionPower™ technologies for harvesting the kinetic energy of moving vehicles to generate clean electricity. This news release is attached as Exhibit 99.2 to this Form 8-K.

SECTION 8. Other Events

     On June 1, 2009 the Company issued a press release announcing that the Company has now filed nine new patent applications with the United States Patent and Trademark Office (USPTO) in order protect novel features of its recently prototyped MotionPower™ technology for generating electricity from the kinetic energy of moving vehicles. This news release is attached as Exhibit 99.1 to this Form 8-K.

     On June 8, 2009 the Company issued a press release announcing that the Company is immediately expanding its product range of MotionPower™ technologies for harvesting the kinetic energy of moving vehicles to generate clean electricity. This news release is attached as Exhibit 99.2 to this Form 8-K.

SECTION 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number

Description

99.1	Press Release Date June 1, 2009.

99.2	Press Release Date June 8, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of June, 2009.

New Energy Technologies, Inc.

By: /s/ Meetesh Patel

Chief Executive Officer, President and Chief Financial Officer